UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

The Marzetti Company
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

380 Polaris Parkway	Suite 400
Westerville	Ohio	43082
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(614)	224-7141

Lancaster Colony Corporation
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, without par value	LANC	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On and effective as of June 27, 2025, The Marzetti Company (the “Company”) filed a certificate of amendment amending and restating the Company’s Amended and Restated Articles of Incorporation (the “Second Amended and Restated Articles”), with the Secretary of State of the State of Ohio to change its name from “Lancaster Colony Corporation” to “The Marzetti Company” (the “Name Change”). Pursuant to Ohio law, a shareholder vote was not necessary to effectuate the Name Change.
The Company also amended and restated its Amended and Restated Regulations (the “Second Amended and Restated Regulations”) to reflect the Name Change, effective as of June 27, 2025.
In connection with the Name Change, the Company’s common stock, no par value per share, is scheduled to begin trading on the Nasdaq Global Select Market under the new symbol “MZTI” when the market opens on July 1, 2025.
The Name Change does not affect the rights of the Company’s security holders and there were no other changes to the Second Amended and Restated Articles or the Second Amended and Restated Regulations. The CUSIP number for the Company’s common stock will remain 513847103. Following the Name Change, any stock certificates that reflect the former name of the Company will continue to be valid.
The foregoing descriptions of the Second Amended and Restated Articles and the Second Amended and Restated Regulations are qualified in their entirety by reference to copies of the full text of the Second Amended and Restated Articles and Second Amended and Restated Regulations, respectively, which are attached hereto as Exhibit 3.1 and Exhibit 3.2 and are incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits

(d)	Exhibits:

	Exhibit Number	Description
	3.1	Second Amended and Restated Articles of Incorporation of The Marzetti Company

	3.2	Second Amended and Restated Regulations of The Marzetti Company

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARZETTI COMPANY
(Registrant)

Date:	June 30, 2025	By:	/s/ THOMAS K. PIGOTT
Thomas K. Pigott
Vice President, Chief Financial Officer
and Assistant Secretary
(Principal Financial and Accounting Officer)